Inventories	12 Months Ended
Dec. 31, 2018
Classes Of Inventories [Abstract]
Inventories
13.	Inventories

	2017	2018
Finished goods	50,610	60,954
	50,610	60,954

The total cost of inventory recognized as an expense in the consolidated profit or loss was $87,416,000 (2017: $55,192,000). The total provision against inventory in order to write down the balance to the net recoverable value was $4,182,000 (2017: $1,162,000).